UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2026

Sow Good Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42037	27-2345075
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sow Good Inc.

433 Broadway, Unit 216

New York, NY 10013

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (908) 693-9488

1440 N Union Bower Rd

Irving, TX 75061

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SOWG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 13, 2026, Sow Good Inc. (the “Company”) announced that the expected date for the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”) is December 17, 2026. All other relevant information concerning the 2026 Annual Meeting, including the time, location and matters to be voted on, will be included in the definitive proxy statement related to the 2026 Annual Meeting, which will be filed with the Securities and Exchange Commission and made available to the Company’s stockholders at a later date.

Because the date of the 2026 Annual Meeting has been changed by more than 30 days from the anniversary of the date of the Company’s last annual meeting of stockholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change. Furthermore, new deadlines have been set for submission of proposals by stockholders intended to be presented at the 2026 Annual Meeting and included in the Company’s proxy statement for the 2026 Annual Meeting.

In accordance with the Company’s Second Amended and Restated Bylaws (the “Bylaws”), in order for any business to be brought before the 2026 Annual Meeting by a stockholder and for any person to be nominated for election to the Company’s Board of Directors at the 2026 Annual Meeting by a stockholder, such stockholder must provide notice to the Company, which notice must be received at the Company’s principal executive offices not later than the close of business on October 23, 2026. Stockholder proposals intended for inclusion in the Company’s proxy statement for the 2026 Annual Meeting pursuant to Rule 14a-8 under Exchange Act must be received at the Company’s principal executive offices no later than the close of business on October 23, 2026, which the Company has determined is a reasonable time before it expects to begin printing and mailing proxy materials for the 2026 Annual Meeting. Any such stockholder notices and stockholder proposals must conform to the applicable requirements of the Bylaws, the rules and regulations promulgated under the Exchange Act and other applicable law. All such notices and stockholder proposals are to be directed to: Sow Good Inc., Attention: Secretary, 433 Broadway Unit 216 New York, NY 10013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOW GOOD INC.

Date: October 13, 2026	By:	/s/ Yisroel Goldberg
Yisroel Goldberg
Chief Executive Officer

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